August 2017 Financial information for six months ended June 30, 2017 NASDAQ: TIPT INVESTOR PRESENTATION - SECOND QUARTER - 2017 Exhibit 99.2

1 LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in TFP that is not owned by Tiptree and certain other operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix. DISCLAIMERS

OVERVIEW & FINANCIAL RESULTS Key Highlights

2Q'17 PERFORMANCE SUMMARY

Financial Results

Revenue
$157.9 million
19.5% vs. prior year

Net loss
$5.3 million
vs. prior year income of $7.0 million

Adjusted EBITDA [1]
$6.8 million
vs. prior year of $17.4 million

Book Value
per share, as exchanged [1]
$9.87
2.0% vs. 6/30/16

Business highlights

- ☑ Net loss for the quarter primarily driven by unrealized losses on equities in the Insurance investments portfolio
- ☑ Specialty Insurance continued to change the product mix to achieve a balance between growing near-term earned premiums and increasing investable assets
  - Gross written premiums of $186.0m, up 5.5%, driven by growth in warranty products
  - Net written premiums of $97.0m, up from $49.0m driven by the assumption of a portion of our ceded reinsurance in late 2016
- ☑ Asset Management operations contributed $4.5m of pre-tax income, down $1.0m from prior year as we reduced our investments in CLO subordinated notes
- ☑ Senior Living operations acquired ten properties in 2Q'17 for $56.0m, bringing total aggregate portfolio to $407.6m
- ☑ Mortgage originations remained strong while contributing Adjusted EBITDA of $2.8m, up 10.2%
- ☑ Returned $9.5m to shareholders through dividends and share buy-backs



Book value per share [1]
as exchanged
$9.68
$0.32
$0.17
$(0.19)
$(0.11)
$9.87
2Q'16 BVPS[1]
Diluted EPS (ttm)
Share Buybacks
Tricadia Option
Dividends
2Q'17 BVPS[1]

(1) For a reconciliation of Non-GAAP metrics Adjusted EBITDA and book value per share as exchanged to GAAP financials, see the Appendix.

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FINANCIAL RESULTS

(in millions, except per share information)

Financial metrics

	2Q'17	2Q'16	1H'17	1H'16
Total Revenues	$157.9	$132.2	$321.8	$262.9
Pre-tax income (loss)	(7.2)	11.0	(4.7)	16.0
Net income (loss) before NCI	(5.3)	7.0	(4.0)	14.4
Diluted EPS	(0.15)	0.17	(0.12)	0.33
Adjusted EBITDA [1]	6.8	17.4	18.6	32.8
BVPS, as exchanged [1]			9.87	9.68

Pre-tax income



Unrealized gain (loss)
1H'16 $5.0
1H'17 $(10.1)
$16.0
$2.9
$1.6
$(2.2)
$(3.5)
$(4.4)
$(15.1)
$(4.7)
1H'16
Operations
Insurance investments (ex. equity unrealized)
Stock-based comp
Reliance earn-out
Realized equity gain in'16
Unrealized equity losses in '17 vs '16 Gains
1H'17

Highlights

- Continued improvement in underlying operations across segments
- Increases in Reliance earn-out and stock based compensation driven by improved underlying performance
- Unrealized equity losses year-to-date 2017 combined with equity gains in year-to-date 2016 contribute to period-over period decline in pre-tax income and Adjusted EBITDA

Adjusted EBITDA [1]



$32.8
$5.9
$1.6
$(2.2)
$(4.4)
$(15.1)
$18.6
1H'16
Operations
Insurance investments (ex. equity unrealized)
Stock-based comp
Reliance earn-out
Realized equity gain in'16
Unrealized equity losses in '17 vs '16 gains
1H'17

(1) See the appendix for a reconciliation of book value per share as exchanged and Adjusted EBITDA

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Six Months Ended June 30, 2017 KEY PERFORMANCE HIGHLIGHTS

SPECIALTY INSURANCE

($ in millions)

Key financials [1]

	2Q'16	2Q'17	1H'16	1H'17
Gross Written Premiums	$176.3	$186.0	$358.8	$351.4
Pre-tax income	$12.8	$(0.7)	$25.0	$4.1
Adjusted EBITDA	$16.1	$3.9	$31.3	$13.2
Net portfolio income	$6.8	$(4.1)	$13.1	$(0.3)
Combined ratio, as adjusted	87.7%	92.8%	88.1%	94.0%
Unearned premiums & Deferred revenue			$462.6	$495.4

Insurance products



Adjusted EBITDA(1)
Investment portfolio income
Insurance operations
$31.3
13.1
18.2
$13.3
13.6
(0.3)
1H'16
1H'17
Net Written Premiums
$96.3
15.2
21.9
59.2
$183.3
13.6
27.4
142.3
1H'16
1H'17
Underwriting Margin
as adjusted (1)
$54.3
4.7
5.0
12.9
31.7
$53.0
4.5
4.7
12.2
31.6
Services/other
Programs
Warranty
Credit protection
1H'16
1H'17

Year-to-date highlights & outlook

1. Pre-tax income and Adjusted EBITDA from Insurance operations down year-over-year driven by:
   - As adjusted underwriting margin of $53.0m, down $1.3m driven by mobile protection products
   - Increases in stock-based comp expenses of $1.7m, including a $1.0m expense relating to prior year
   - Increases of $1.5m in other expenses (incl. premium taxes) as we grow warranty and programs products

2. Investment portfolio pre-tax loss of $0.3m, down $13.4m year-over-year primarily from declines in equity positions

3. Continuing to expand product offerings in effort to grow written premiums and extend the duration of our products
   - $495.4m of unearned premiums and deferred revenue, representing 7% year-over-year growth
   - Net written premiums grew by $87m, driven by increased retention in credit and warranty products

(1) See the appendix for a reconciliation of Non-GAAP measures underwriting margin as adjusted, combined ratio as adjusted and Adjusted EBITDA, Net portfolio income to GAAP financials.

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SPECIALTY INSURANCE - INVESTMENT PORTFOLIO

($ in millions)

Investments [1]

	2Q'16	2Q'17
Cash & cash equivalents [2]	$12.9	$55.2
Available for sale securities, at fair value	165.0	147.8
Equity securities, at fair value	33.3	39.2
Loans, at fair value, net [3]	84.6	75.6
Real estate, net	7.2	24.4
Other investments	4.1	4.0
Net investments [2][3]	$307.1	$346.2

Year-to-date Investment portfolio income



$13.1
$(0.3)
5.9
3.1
5.1
5.0
8.2
(10.0)
(3.5)
Realized gains (losses)
Net Investment Income
Unrealized gains (losses)
1H'16 1H'17
- Equities $5.0 $(10.1)
- Loans $0.9 $0.1
Interest expense

	1H'16	1H'17
Average Annualized Yield % [4]	8.9%	(0.2)%
TTM net portfolio income	$17.1	$11.1

Overview

We actively manage our investment portfolio to achieve a balance of two primary objectives:

- Cash and liquid short and medium term securities to cover near-term claims obligations
- Enhanced risk-adjusted returns through selective alternative investments with a focus on stable, longer-term higher yielding assets

Highlights

- Net investments grew $39.1 million, or 12.7% from June 30, 2016
- Portfolio income down year-over-year driven primarily by unrealized losses on equity positions in '17 compared to gains in '16
- Investment income related to non-performing residential mortgages up year-over-year as portfolio begins to stabilize and generate more consistent realized gains

(1) See the appendix for a reconciliation of Non-GAAP measures net investments and net portfolio income to GAAP financials.
(2) Cash and cash equivalents, plus restricted cash, net of due to/due from brokers See appendix for reconciliation to GAAP financials.
(3) Net of non-recourse asset based financing of $140.4 million and $65.1 million for 2Q'17 and 2Q'16, respectively.
(4) Average Annualized Yield % represents the ratio of annualized net investment income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior three quarters total investments less investment portfolio debt plus cash.

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ASSET MANAGEMENT

($ in millions)

Key financials [1]

	2Q'16	2Q'17	1H'16	1H'17
Fee-earning AUM[2] ($B)	$2.0	$1.6	$2.0	$1.6
Revenue	$2.2	$3.8	$6.0	$6.8
Income attributable to consolidated CLOs	$4.9	$2.9	$6.0	$6.8
Pre-tax Income	$5.5	$4.5	$8.2	$10.1
Adjusted EBITDA	$5.5	$4.5	$8.2	$10.1

As adjusted revenue components [1]



$12.0
2.7
5.1
6.7
(2.5)
$13.6
5.8
4.4
3.4
1H'16
1H'17
As Adjusted Revenues
Other income
Management & incentive fees
Distributions (sub-notes)
Unrealized & realized gains (losses)

	1H'16	1H'17
Average net assets, at fair value (3 quarter average)	$89.8	$60.8

1) See the appendix for a reconciliation of Adjusted EBITDA and As Adjusted Revenue to GAAP financials.
(2) AUM is estimated and unaudited. Consists of NOPCB for CLOs, excludes Credit Opportunities Fund as it was not earning third party fees as of 6/30/2017.

Year-to-date financial highlights

Year-over-year improvement in pre-tax income driven by:

- $3.4m of unrealized and realized gains compared to $2.5 of unrealized losses in 2016
- Increases in incentive fees on older vintage CLOs

Partially offset by:

- Declining base management fees as older vintage CLOs run-off
- Reduced distributions as our investments in sub-notes decline

Recent developments and outlook

1Q'17 sales reduced exposure in CLOs to $43.3m as of Jun'17

Continued focus on developing asset management opportunities in other asset classes that leverage our expertise

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SENIOR LIVING

($ in millions)

Key financials [1]

	2Q'16	2Q'17	1H'16	1H'17
Revenue	$14.6	$18.6	$28.5	$36.3
Pre-tax income	$(1.2)	$(2.3)	$(5.0)	$(3.8)
Adjusted EBITDA	$2.3	$2.5	$4.3	$5.4
Net Operating Income (NOI)	$5.1	$6.5	$10.0	$12.8
Accumulated depreciation [2]			$31.6	$47.1

NOI by product



Managed properties
$24.3
$6.3
$30.8
$8.0
1H'16
1H'17
Triple net leases
$3.7
$4.8
1H'16
1H'17
NOI [1] margin %
26.0%
25.8%
Revenues
Net Operating Income

Year-to-date highlights and outlook

Improvement in pre-tax income of $1.2m over prior year driven by increases in rental revenue, which outpaced higher depreciation & other expenses from recent acquired properties

- Quarterly pre-tax income and NOI margin % down over prior year as recently renovated projects are still in process of improving occupancy and rental rates

Property overview

Property type	2Q'15	2Q'16	2Q'17*
Managed properties	$135.7	$191.0	$246.0
NNN leases	97.2	97.2	161.6
Total purchase price	**$232.9**	**$288.2**	**$407.6**
Debt outstanding	167.0	205.4	302.0
Average ownership	*87.8%*	*85.5%*	*86.6%*
Number of properties	*24*	*26*	*40*

*Excludes $11.5m of real estate managed by Care and owned by our insurance subsidiary

Adjusted EBITDA of $5.4m, up 25.6% driven by properties acquired during 2017

Expect continued EBITDA growth through:

✓ NOI improvement driven by increases in occupancy rates, property improvements and expense management

✓ Additional property acquisitions

(1) For explanation of Adjusted EBITDA, NOI, NOI Margin % and reconciliation to GAAP senior living segment pre-tax income, see the Appendix.
(2) Includes accumulated depreciation and in-place lease amortization.

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10 Book value per share as exchanged Adjusted EBITDA Trailing Twelve Months WELL POSITIONED FOR 2017 AND BEYOND Performance is expected to benefit from: • Continued growth in specialty insurance operations • Improvements in long-term, net investment income as our specialty insurance investment portfolio grows • Increasing NOI in our senior living operations through stabilizing existing properties and additional investments in new properties • A reduction in expenses over time as a result of improved corporate infrastructure • Re-investing capital from non-core asset sales into our businesses 2Q'16 2Q'17 $9.68 $9.87 2Q'16 2Q'17 $46.0 $64.7 2Q'17 highlights ü Continued focus on more stable, repeatable earnings ü Continued re-investment in core businesses ü Year-to-date financial performance down versus prior year from impact of investment gains and losses and Reliance contingent earn-out ... operating earnings trending positively (1) (1) See the appendix for a reconciliation of Book value per share, as exchanged and Adjusted EBITDA to GAAP financials. Looking ahead ... (1)

APPENDIX

NON-GAAP RECONCILIATIONS - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that use of these financial measures on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Adjusted EBITDA is also used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

($ in thousands, unaudited)	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016	Trailing Twelve Months Ended June 30, 2017	Trailing Twelve Months Ended June 30, 2016
Net income (loss) available to Class A common stockholders	$ (4,443)	$ 6,133	$ (3,343)	$ 11,688	$ 10,289	$ 3,484
Add: net (loss) income attributable to noncontrolling interests	(881)	888	(639)	2,747	3,632	1,978
Less: net income from discontinued operations	—	—	—	—	—	(730)
Net income (loss) before non-controlling interests	$ (5,324)	$ 7,021	$ (3,982)	$ 14,435	$ 13,921	$ 6,192
Consolidated interest expense	9,304	6,451	18,083	12,931	34,853	25,009
Consolidated income taxes	(1,875)	4,025	(709)	1,586	8,683	4,830
Consolidated depreciation and amortization expense	8,197	7,085	16,006	15,462	29,012	33,763
EBITDA	$ 10,302	$ 24,582	$ 29,398	$ 44,414	$ 86,469	$ 69,884
Consolidated non-corporate and non-acquisition related interest expense [1]	(6,306)	(3,956)	(12,170)	(8,234)	(23,119)	(15,591)
Effects of Purchase Accounting [2]	(435)	(1,459)	(900)	(3,489)	(2,464)	(12,054)
Non-cash fair value adjustments [3]	3,174	—	3,687	1,416	4,964	116
Significant acquisition expenses [4]	36	—	277	383	605	893
Separation expense adjustments [5]	—	(1,736)	(1,736)	(1,736)	(1,736)	3,473
Adjusted EBITDA from continuing operations	$ 6,771	$ 17,431	$ 18,556	$ 32,754	$ 64,719	$ 46,721
Income from Discontinued Operations of the Company	$ —	$ —	$ —	$ —	$ —	$ (730)
EBITDA from Discontinued Operations	$ —	$ —	$ —	$ —	$ —	$ (730)
Adjusted EBITDA of the Company	$ 6,771	$ 17,431	$ 18,556	$ 32,754	$ 64,719	$ 45,991

(1) The consolidated non-corporate and non-acquisition related interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, senior living and specialty finance segments.

(2) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect. The impact for the three months ended June 30, 2017 and 2016 was an effective increase to pre-tax earnings of $381 thousand and $519 thousand, respectively.

(3) For our senior living segment, Adjusted EBITDA excludes the impact of the change of fair value of interest rate swaps hedging the debt at the property level. For Reliance, within our specialty finance segment, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance segment, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA.

(4) Acquisition costs include legal, taxes, banker fees and other costs associated with senior living acquisitions in 2017 and 2016.

(5) Consists of payments pursuant to a separation agreement, dated as of November 10, 2015.

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NON-GAAP RECONCILIATIONS - EBITDA AND ADJUSTED EBITDA

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA and Adjusted EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. The Company's Adjusted EBITDA is used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

	Three Months Ended June 30,											
($ in thousands)	Specialty insurance		Asset management		Senior living		Specialty finance		Corporate and other		Total	
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Pre-tax income/(loss)	$ (732)	$ 12,765	$ 4,529	$ 5,493	$ (2,294)	$ (1,155)	$ (434)	$ 2,312	$ (8,268)	$ (8,369)	$ (7,199)	$ 11,046
Add back:												
Interest expense	3,590	2,057	2	40	2,999	2,095	1,441	1,235	1,272	1,024	9,304	6,451
Depreciation and amortization expenses	3,197	3,399	—	—	4,726	3,410	213	215	61	61	8,197	7,085
Segment EBITDA	$ 6,055	$ 18,221	$ 4,531	$ 5,533	$ 5,431	$ 4,350	$ 1,220	$ 3,762	$ (6,935)	$ (7,284)	$ 10,302	$ 24,582
EBITDA adjustments:												
Asset-specific debt interest	(1,864)	(637)	(2)	(40)	(2,999)	(2,095)	(1,441)	(1,184)	—	—	(6,306)	(3,956)
Effects of purchase accounting	(435)	(1,459)	—	—	—	—	—	—	—	—	(435)	(1,459)
Non-cash fair value adjustments	113	—	—	—	—	—	3,061	—	—	—	3,174	—
Significant acquisition expenses	—	—	—	—	36	—	—	—	—	—	36	—
Separation expenses	—	—	—	—	—	—	—	—	—	(1,736)	—	(1,736)
Segment Adjusted EBITDA	$ 3,869	$ 16,125	$ 4,529	$ 5,493	$ 2,468	$ 2,255	$ 2,840	$ 2,578	$ (6,935)	$ (9,020)	$ 6,771	$ 17,431

	Six Months Ended June 30,											
($ in thousands)	Specialty insurance		Asset management		Senior living		Specialty finance		Corporate and other		Total	
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Pre-tax income/(loss)	$ 4,069	$ 24,968	$ 10,110	$ 8,197	$ (3,824)	$ (5,014)	$ 34	$ 1,329	$ (15,080)	$ (13,459)	$ (4,691)	$ 16,021
Add back:												
Interest expense	7,035	3,696	2	746	5,700	3,949	2,794	2,420	2,552	2,120	18,083	12,931
Depreciation and amortization expenses	6,491	7,382	—	—	8,981	7,540	411	417	123	123	16,006	15,462
Segment EBITDA	$ 17,595	$ 36,046	$ 10,112	$ 8,943	$ 10,857	$ 6,475	$ 3,239	$ 4,166	$ (12,405)	$ (11,216)	$ 29,398	$ 44,414
EBITDA adjustments:												
Asset-specific debt interest	(3,674)	(1,221)	(2)	(746)	(5,700)	(3,949)	(2,794)	(2,318)	—	—	(12,170)	(8,234)
Effects of purchase accounting	(900)	(3,489)	—	—	—	—	—	—	—	—	(900)	(3,489)
Non-cash fair value adjustments	226	—	—	—	—	1,416	3,461	—	—	—	3,687	1,416
Significant acquisition expenses	—	—	—	—	277	383	—	—	—	—	277	383
Separation expenses	—	—	—	—	—	—	—	—	(1,736)	(1,736)	(1,736)	(1,736)
Segment Adjusted EBITDA	$ 13,247	$ 31,336	$ 10,110	$ 8,197	$ 5,434	$ 4,325	$ 3,906	$ 1,848	$ (14,141)	$ (12,952)	$ 18,556	$ 32,754

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NON-GAAP RECONCILIATIONS - BOOK VALUE PER SHARE, AS EXCHANGED

Management uses Book value per share, as exchanged, which is a non-GAAP financial measure. As exchanged assumes full exchange of the limited partners units of TFP for Tiptree Class A common stock. Management believes the use of this financial measure provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis.

Tiptree's book value per share, as exchanged, was $9.87 as of June 30, 2017 compared with $9.68 as of June 30, 2016. Total stockholders' equity, net of other non-controlling interests for the Company was $365.8 million as of June 30, 2017, which comprised total stockholders' equity of $390.7 million adjusted for $24.9 million attributable to non-controlling interest at certain operating subsidiaries that are not wholly owned by the Company, such as Siena, Luxury and Care. Total stockholders' equity, net of other non-controlling interests for the Company was $361.1 million as of June 30, 2016, which comprised total stockholders' equity of $380.5 million adjusted for $19.3 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company. Additionally, the Company's book value per share is based upon Class A common shares outstanding, plus Class A common stock issuable upon exchange of partnership units of TFP which is equal to the number of Class B outstanding shares. The total shares as of June 30, 2017 and June 30, 2016 were 37.1 million and 37.3 million, respectively.

($ in thousands, unaudited, except per share information)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total stockholders' equity	$ 390,672	$ 393,838	$ 390,144	$ 381,341	$ 380,465
Less non-controlling interest - other	24,867	22,970	20,636	19,939	19,338
Total stockholders equity, net of non-controlling interests - other	$ 365,805	$ 370,868	$ 369,508	$ 361,402	$ 361,127
Total Class A shares outstanding (1)	29,017	28,492	28,388	28,351	29,258
Total Class B shares outstanding	8,049	8,049	8,049	8,049	8,049
Total shares outstanding	37,066	36,541	36,437	36,400	37,307
Book value per share, as exchanged	$ 9.87	$ 10.15	$ 10.14	$ 9.93	$ 9.68

(1) As of June 30, 2017, excludes 5,985,543 shares of Class A common stock held by subsidiaries of the Company. See Note 23—Earnings per Share, in the Form 10-Q for June 30, 2017, for further discussion of potential dilution from warrants.

TiptreeInc.
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NON-GAAP RECONCILIATIONS - SPECIALTY INSURANCE

The following table provides a reconciliation between as adjusted underwriting margin and pre-tax income. We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients' choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - As Adjusted Underwriting Margin. For the same reasons that we adjust our combined ratio for the effects of purchase accounting, VOBA impacts can also mask the actual relationship between revenues earned and the offsetting reductions in commissions paid, and thus the period over period net financial impact of the risk retained by the Company. Expressed as a percentage, the combined ratio represents the relationship of policy and contract benefits, commission expense (net of ceding commissions), employee compensation and benefits, and other expenses to net earned premiums, service and administrative fees, and other income. Investors use this ratio to evaluate our ability to profitably underwrite the risks we assume over time and manage our operating costs. As such, we believe that presenting underwriting margin and the combined ratio provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business.

	Three Months Ended June 30,						Six Months Ended June 30,					
($ in thousands, unaudited)	GAAP		Non-GAAP adjustments		Non-GAAP - As Adjusted		GAAP		Non-GAAP adjustments		Non-GAAP - As Adjusted	
Revenues:	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Net earned premiums	$ 87,477	$ 46,292	$ —	$ —	$ 87,477	$ 46,292	$176,708	$ 90,907	$ —	$ —	$176,708	$ 90,907
Service and administrative fees	23,067	28,269	224	1,646	23,291	29,915	46,843	58,579	506	3,842	47,349	62,421
Ceding commissions	2,017	10,545	15	116	2,032	10,661	4,288	21,248	36	307	4,324	21,555
Other income	985	601	—	—	985	601	2,050	1,255	—	—	2,050	1,255
Less underwriting expenses:												
Policy and contract benefits	29,802	22,857	—	—	29,802	22,857	62,794	46,555	—	—	62,794	46,555
Commission expense	56,546	34,836	629	3,111	57,175	37,947	113,339	67,874	1,354	7,374	114,693	75,248
Underwriting Margin - Non-GAAP	$ 27,198	$ 28,014	$ (390)	$ (1,349)	$ 26,808	$ 26,665	$ 53,756	$ 57,560	$ (812)	$ (3,225)	$ 52,944	$ 54,335
Less operating expenses:												
Employee compensation and benefits	9,718	9,298	—	—	9,718	9,298	20,727	18,885	—	—	20,727	18,885
Other expenses	9,050	7,795	45	111	9,095	7,906	18,562	16,753	88	264	18,650	17,017
Combined Ratio	*92.4%*	*85.5%*	*—%*	*—%*	*92.8%*	*87.7%*	*93.6%*	*85.5%*	—	—	*94.0%*	*88.1%*
Plus investment revenues:												
Net investment income	3,687	2,697	—	—	3,687	2,697	8,192	5,102	—	—	8,192	5,102
Net realized and unrealized gains	(6,062)	4,603	—	—	(6,062)	4,603	(5,064)	9,022	—	—	(5,064)	9,022
Less other expenses:												
Interest expense	3,590	2,057	—	—	3,590	2,057	7,035	3,696	—	—	7,035	3,696
Depreciation and amortization expenses	3,197	3,399	(54)	(941)	3,143	2,458	6,491	7,382	(166)	(2,428)	6,325	4,954
Pre-tax income (loss)	$ (732)	$ 12,765	$ (381)	$ (519)	$ (1,113)	$ 12,246	$ 4,069	$ 24,968	$ (734)	$ (1,061)	$ 3,335	$ 23,907

TiptreeInc.
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NON-GAAP RECONCILIATIONS - SPECIALTY INSURANCE

The following table presents product specific revenue and expenses within the specialty insurance segment. We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients' choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - As Adjusted Underwriting Margin. For the same reasons that we adjust our combined ratio for the effects of purchase accounting, VOBA impacts can also mask the actual relationship between revenues earned and the offsetting reductions in commissions paid, and thus the period over period net financial impact of the risk retained by the Company. As such, we believe that presenting underwriting margin provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business.

($ in thousands, unaudited)	Six Months Ended June 30,									
	Credit Protection		Warranty		Programs		Services and Other		Insurance Total	
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
As Adjusted Revenues:										
Net earned premiums	$ 142,129	$ 59,020	$ 20,625	$ 18,254	$ 13,954	$ 13,633	$ —	$ —	$ 176,708	$ 90,907
Service and administrative fees	20,770	23,110	17,921	29,305	5,387	6,073	3,271	3,933	47,349	62,421
Ceding commissions	4,324	21,553	—	1	—	—	—	1	4,324	21,555
Other income	202	129	—	86	—	—	1,848	1,040	2,050	1,255
Less product specific expenses:										
Policy and contract benefits	29,806	13,810	20,712	20,429	12,091	12,272	185	44	62,794	46,555
Commission expense	106,042	58,321	5,632	14,301	2,570	2,425	449	201	114,693	75,248
As Adjusted underwriting margin	$ 31,577	$ 31,681	$ 12,202	$ 12,916	$ 4,680	$ 5,009	$ 4,485	$ 4,729	$ 52,944	$ 54,335

TiptreeInc.

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NON-GAAP RECONCILIATIONS - SPECIALTY INSURANCE

The investment portfolio consists of assets contributed by Tiptree, cash generated from operations, and from insurance premiums written. The investment portfolio of our regulated insurance companies, captive reinsurance company and warranty business are subject to different regulatory considerations, including with respect to types of assets, concentration limits, affiliate transactions and the use of leverage. Our investment strategy is designed to achieve attractive risk-adjusted returns across select asset classes, sectors and geographies while maintaining adequate liquidity to meet our claims payment obligations.

In managing our investment portfolio we analyze net investments and net portfolio income, which are non-GAAP measures. Our presentation of net investments equals total investments plus cash and cash equivalents minus asset based financing of investments. Our presentation of net portfolio income equals net investment income plus realized and unrealized gains and losses and minus interest expense associated with asset based financing of investments. Net investments and net portfolio income are used to calculate average annualized yield, which management uses to analyze the profitability of our investment portfolio. Management believes this information is useful since it allows investors to evaluate the performance of our investment portfolio based on the capital at risk and on a non-consolidated basis. Our calculation of net investments and net portfolio income may differ from similarly titled non-GAAP financial measures used by other companies. Net investments and net portfolio income are not measures of financial performance or liquidity under GAAP and should not be considered a substitute for total investments or net investment income.

($ in thousands)

	As of June 30, 2017	As of June 30, 2016
Total Investments	$ 431,416	$ 359,338
Investment portfolio debt [1]	(140,430)	(65,119)
Cash and cash equivalents	38,279	9,922
Restricted cash [2]	24,425	5,976
Receivable due from brokers [3]	4,544	—
Liability due to brokers [3]	(12,070)	(3,042)
Net investments - Non-GAAP	$ 346,164	$ 307,075

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016	Trailing Twelve Months Ended June 30, 2017	Trailing Twelve Months Ended June 30, 2016
Net investment income	$ 3,687	$ 2,697	$ 8,192	$ 5,102	$ 16,073	$ 8,926
Realized gains (losses)	3,887	3,372	4,963	3,131	6,552	2,584
Unrealized gains (losses)	(9,949)	1,231	(10,027)	5,891	(5,875)	7,352
Interest expense	(1,764)	(526)	(3,465)	(1,011)	(5,609)	(1,760)
Net portfolio income - Non-GAAP	$ (4,139)	$ 6,774	$ (337)	$ 13,113	$ 11,141	$ 17,102
Average Annualized Yield % [4]	(4.7)%	8.9%	(0.2)%	8.9%	3.3%	6.3%

(1) Consists of asset-based financing on loans, at fair value including certain credit investments and NPLs, net of deferred financing costs, see Note 11 - Debt, net for further details.
(2) Restricted cash available to invest within certain credit investment funds which are consolidated under GAAP.
(3) Receivable due from and Liability due to brokers for unsettled trades within certain credit investment funds which are consolidated under GAAP.
(4) Average Annualized Yield % represents the ratio of annualized net investment income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior two quarters (five quarters for trailing twelve months) total investments less investment portfolio debt plus cash.

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NON-GAAP RECONCILIATIONS - ASSET MANAGEMENT

The Company earns revenues from CLOs under management, whether consolidated or deconsolidated, which include fees earned for managing the CLOs, distributions received from the Company's holdings of subordinated notes issued by the CLOs and realized and unrealized gains and losses from the Company's holdings of subordinated notes. The revenue associated with the management fees and distributions earned and gains and losses on the subordinated notes attributable to the consolidated CLOs are reported as "net income (loss) attributable to the consolidated CLOs" in the Company's financial statements. The table below shows the Company's share of the results attributable to the CLOs, which were consolidated, on a deconsolidated basis. This presentation is a non-GAAP measure. Management believes this information is helpful for period-over-period comparative purposes as certain of our CLOs were consolidated for only some of the periods presented below. In addition, the Non-GAAP presentation allows investors the ability to calculate management fees as a percent of AUM, a common measure used by investors to evaluate asset managers, and which is one of the performance measures upon which management is compensated. While consolidation versus deconsolidation impacts the presentation of revenues, it does not impact expenses or pre-tax income.

	Three Months Ended June 30,					
($ in thousands, unaudited)	GAAP		Non-GAAP adjustments		Non-GAAP - As Adjusted	
Revenues:	2017	2016	2017	2016	2017	2016
Management fee income	$ 3,330	$ 1,661	$ 360	$ 757	$ 3,690	$ 2,418
Distributions	—	—	1,824	3,868	1,824	3,868
Net realized and unrealized gains (losses)	335	223	863	297	1,198	520
Other income	153	344	(152)	(10)	1	334
Total revenues	$ 3,818	$ 2,228	$ 2,895	$ 4,912	$ 6,713	$ 7,140

	Six Months Ended June 30,					
($ in thousands, unaudited)	GAAP		Non-GAAP adjustments		Non-GAAP - As Adjusted	
Revenues:	2017	2016	2017	2016	2017	2016
Management fee income	$ 5,037	$ 3,658	$ 368	$ 669	$ 5,764	$ 5,084
Distributions	—	—	2,567	2,821	4,391	6,689
Net realized and unrealized gains (losses)	1,188	(469)	1,380	(2,313)	3,432	(2,485)
Other income	566	2,819	(552)	(82)	14	2,737
Total revenues	$ 6,791	$ 6,008	$ 3,763	$ 1,095	$ 13,601	$ 12,025

TiptreeInc.

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NON-GAAP RECONCILIATIONS - SENIOR LIVING

In addition to Adjusted EBITDA, we also evaluate performance of our senior living segment based on net operating income ("NOI"), which is a non-GAAP measure. NOI is a common non-GAAP measure in the real estate industry used to evaluate property level operations. We consider NOI an important supplemental measure to evaluate the operating performance of our senior living segment because it allows investors, analysts and our management to assess our unlevered property-level operating results and to compare our operating results between periods and to the operating results of other senior living companies on a consistent basis. It is also the basis upon which the management fees paid to the operators of our Managed Properties are calculated, and is a significant component of the compensation paid to Care's management team. We define NOI as rental and related revenue less property operating expense. Property operating expenses and resident fees and services are not relevant to Triple Net Lease Properties since we do not manage the underlying operations and substantially all expenses are passed through to the tenant. Our calculation of NOI may differ from similarly titled non-GAAP financial measures used by other companies. NOI is not a measure of financial performance or liquidity under GAAP and should not be considered a substitute for pre-tax income.

($ in thousands, unaudited)	Three Months Ended June 30, 2017			Three Months Ended June 30, 2016			Six Months Ended June 30, 2017			Six Months Ended June 30, 2016		
	NNN Operations	Managed Properties	Senior Living Total	NNN Operations	Managed Properties	Senior Living Total	NNN Operations	Managed Properties	Senior Living Total	NNN Operations	Managed Properties	Senior Living Total
Rental and related revenue	$ 2,658	$ 15,587	$ 18,245	$ 1,845	$ 12,568	$ 14,413	$ 4,847	$ 30,801	$ 35,648	$ 3,689	$ 24,330	$ 28,019
Less: Property operating expenses	—	11,766	11,766	—	9,296	9,296	—	22,848	22,848	—	18,001	18,001
Segment NOI	$ 2,658	$ 3,821	$ 6,479	$ 1,845	$ 3,272	$ 5,117	$ 4,847	$ 7,953	$ 12,800	$ 3,689	$ 6,329	$ 10,018
Segment NOI Margin % (1)		24.5%			26.0%			25.8%			26.0%	
Other income			$ 380			$ 208			$ 695			$ 492
Less: Expenses												
Interest expense			3,128			2,095			5,700			3,949
Payroll and employee commissions			754			625			1,533			1,283
Depreciation and			4,726			3,410			8,981			7,540
Other expenses			545			350			1,105			2,752
Pre-tax income (loss)			$ (2,294)			$ (1,155)			$ (3,824)			$ (5,014)

(1) NOI Margin % is the relationship between Segment NOI and rental and related revenue.

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